Supplement, dated January 30, 2009

to Prospectus, dated May 1, 2008

SUPPLEMENT

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

TDA, IRA AND FPA CONTRACTS

On Page 28 of the Prospectus, the paragraph under the heading “Annuity Commencement Date”, and after the subheading “IRA Contracts” is hereby deleted and replaced with the following:

For Traditional IRAs, Roth IRAs and SIMPLE IRAs, you may elect an Annuity Commencement Date that is the first day of any calendar month that is at least 12 months after the issue date of the Contract.  For SEP IRAs, the Annuity Commencement Date must be at least 12 months after the issue date of the Contract, and must be no earlier than the last to occur of the following: the 30th day following the day you stop working for all employers that contribute to the SEP IRA, and the 30th day following the day that we receive at our home office the last employer contribution under the SEP IRA.  Please refer to your Contract for more details.